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                       SUPPLEMENT DATED FEBRUARY 24, 1998
                        TO PROSPECTUS DATED MAY 1, 1997
                   AS SUPPLEMENTED THROUGH SEPTEMBER 26, 1997

                             ASIAN EQUITY PORTFOLIO
                           JAPANESE EQUITY PORTFOLIO

                               PORTFOLIOS OF THE
              MORGAN STANLEY INSTITUTIONAL FUND, INC. (THE "FUND")
                                 P.O. BOX 2798
                             BOSTON, MASSACHUSETTS
                                   02208-2798
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    The Prospectus is being amended and supplemented to reflect a change in the portfolio management of the Asian Equity Portfolio. Vinod Sethi now shares primary responsibility for managing the assets of the Asian Equity Portfolio with Ean Wah Chin. Accordingly, the third paragraph on page 21 is hereby deleted and replaced with the following:

        ASIAN EQUITY PORTFOLIO -- EAN WAH CHIN AND VINOD SETHI. Ean Wah Chin is a Managing Director of Morgan Stanley and the Adviser. She has been primarily responsible for managing the Portfolio's assets since its inception. Prior to joining Morgan Stanley in 1986, Ms. Chin spent eight years with the Monetary Authority of Singapore and the Government of Singapore Investment Corporation, where she was a portfolio manager of one of the largest portfolios in Asia. Vinod Sethi joined the Adviser in 1989 and since then, has been actively involved in the Adviser's emerging markets group. Mr. Sethi is a Managing Director of Morgan Stanley and the Adviser and is the Adviser's Chief Investment Officer for the Asian region. He received his undergraduate degree in Chemical Engineering from I.I.T. (Bombay) and his M.B.A. from New York University School of Business.

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